UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report: September 18, 2007

a21, Inc.

(Exact name of registrant as specified in its charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-51285 (Commission File Number)	74-2896910 (I.R.S. Employer Identification No.)
7660 Centurion Parkway, Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including areas code:  (904) 565-0066

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

a21, Inc., (the “Company”) has rescheduled the date of its annual meeting of stockholders to November 13, 2007.  The meeting will be held at its Jacksonville, Florida headquarters.  The Company had previously sent out proxy materials relating to a September 25, 2007, meeting date.

The Company is rescheduling the meeting because the Company’s transfer agent failed to arrange for the timely mailing of is proxy materials in accordance with the new proxy rules for the electronic delivery of materials.  All stockholders should receive new notices for the annual meeting within the next two to three weeks.  Any proxy cards previously submitted will not be counted and stockholders who previously voted will be required to re-submit a proxy card for their vote to be counted.

Item 9.01.  Financial Statements and Exhibits.
Exhibit	Description
99.1	Press release dated September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC. By:	/s/ Thomas Costanza
Thomas Costanza Chief Financial Officer

Dated: September 20, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated September 18, 2007

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